UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               Amendment No. 3 to
                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 22, 2005


                          MONTGOMERY REALTY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                        000-30724              88-0377199
-------------------------------          ------------        -------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

              400 Oyster Point Blvd., Suite 415
               South San Francisco, California               94080
          ----------------------------------------         ----------
          (Address of principal executive offices)         (Zip Code)

                                 (650) 266-8080
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On  June  22,  2005,   Montgomery  Realty  Group,   Inc.'s   ("Montgomery")
independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), informed Montgomery's management that it declined to stand for reelection as Montgomery's independent registered public accounting firm for Montgomery's financial statements for the fiscal year ended December 31, 2005. Deloitte indicated that it would complete its audit of the financial statements for the fiscal year ended December 31, 2004, to be included in Montgomery's annual report on Form 10-KSB, and would accept an engagement to review Montgomery's quarterly report on Form 10-QSB for the quarter ended March 31, 2005. Deloitte requested that Montgomery obtain a new independent registered public accounting firm for the balance of the 2005 reporting, but indicated that if Montgomery was unable to retain a new accounting firm in time to review the quarterly report on Form 10-QSB for the quarter ending June 30, 2005, that Deloitte would accept an engagement to complete that review work.

     Deloitte's reports on Montgomery's financial statements for the years ended December 31, 2004 and 2003 (the "two most recent fiscal years") have not contained an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and through the date of Deloitte declining to stand for reelection, Montgomery has not had any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     Deloitte   informed   Montgomery  that  it  had  identified  the  following
deficiencies in Montgomery's internal control:

     o Due to the limited number of employees, Montgomery's control structure lacks the proper segregation of duties.

     o Montgomery's employees lack the accounting and financial reporting expertise necessary to accurately prepare financial statements in accordance with generally accepted accounting principles.

     o The application of income tax procedures did not appropriately calculate Montgomery's income tax provision nor did they provide related required disclosures on a timely basis.

     o    Montgomery  did not design and  implement  controls over the selection
          and  application  of  accounting  policies  for  complex,   nonroutine
          transactions related to Montgomery's discontinued operations.

     These items were considered to constitute a material weakness in internal control due to the potential to materially misstate Montgomery's financial statements, the lack of mitigating controls to detect misstatements, and because Montgomery was unprepared to present the required disclosure in its annual report on Form 10-KSB in a timely manner. The chairman of Montgomery's audit committee has discussed these internal control deficiencies with Deloitte, although neither Montgomery's audit committee as a whole nor the board of directors has done so.

     On November 10, 2005, Montgomery's audit committee determined that given the completion of the audit report for the fiscal year ended December 31, 2004, and the need to engage a new independent registered public accounting firm following Deloitte's decision not to stand for reelection, it considered Deloitte's services as Montgomery's principal accountant to be completed.

     Montgomery has provided a copy of this disclosure to Deloitte and has requested that Deloitte provide a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements. A copy of its letter dated November 23, 2005, is attached as Exhibit 16.01.


     Montgomery has authorized Deloitte to respond fully to the inquiries of the successor independent registered public accounting firm when engaged.


                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      The following is filed as an exhibit to this report:

   Exhibit
    Number                  Title of Document                       Location
--------------    ------------------------------------------------- ------------
   Item 16        Letter on Change in Certifying Accountant
--------------    ------------------------------------------------
  16.01           Deloitte & Touche LLP letter to United States     This filing.
                  Securities and Exchange Commission dated November
                  23, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                MONTGOMERY REALTY GROUP, INC.



Date:  November 28, 2005                        By  /s/ Dinesh Maniar
                                                   -----------------------------
                                                   Dinesh Maniar
                                                   President

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